Earnings Per Share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Earnings Per Share
24 – EARNINGS PER SHARE

	2020	2019	2018
(Loss)/income attributable to Royal Dutch Shell plc shareholders ($ million)	(21,680)	15,842	23,352

Weighted average number of A and B shares used as the basis for determining:
Basic earnings per share (million of shares)	7,795.6	8,058.3	8,282.8
Diluted earnings per share (million of shares)	7,795.6	8,112.5	8,348.7

Basic earnings per share are calculated by dividing the income attributable to Royal Dutch Shell plc shareholders for the year by the weighted average number of A and B shares outstanding during the year. The weighted average number of shares outstanding excludes shares held in trust.

Diluted earnings per share are based on the same income/(loss) figures. The weighted average number of shares outstanding during the year is increased by dilutive shares related to share-based compensation plans. If the inclusion of potentially issuable shares could decrease diluted loss per share, the potentially issuable shares are excluded from the weighted average number of shares outstanding used to calculate diluted earnings per share. The number of potentially issuable shares that has been excluded from the calculation for 2020 is 36.0 million shares.
Earnings per share are identical for A and B shares.